INCOME TAXES	6 Months Ended
Jun. 30, 2025
Disclosure Of Income Taxes [Abstract]
INCOME TAXES	INCOME TAXES
Brookfield Renewable's effective income tax rate was 203% and 97% for the three and six months ended June 30, 2025 (2024: (28)% and (26)%). The effective tax rate is different than the statutory rate primarily due to investment and production tax credits, net tax recovery associated with the reorganization of certain assets, unrealized foreign exchange gains, changes in tax assets not recognized, non-controlling interest income not subject to tax, and rate differentials.
The partnership operates in countries, including Canada, which have enacted new legislation to implement the global minimum top-up tax, effective from January 1, 2024. The partnership has applied a temporary mandatory relief from recognizing and disclosing deferred taxes in connection with the global minimum top-up tax and will account for it as a current tax when it is incurred. There is no material current tax impact for the three and six months ended June 30, 2025. The global minimum top-up tax is not anticipated to have a significant impact on the financial position of the partnership.

During the quarter, Neoen’s organizational structure was simplified following privatization. This reorganization led to the forfeiture of certain tax losses and a concurrent rebasing of certain assets for tax purposes which resulted in a current tax expense of $47 million and deferred income tax recovery of $161 million in the second quarter of 2025. Brookfield Renewable’s effective income tax rate for the three and six months ended June 30, 2025, before considering the simplification of Neoen’s organizational structure, was 86% and 58%, respectively.